Exhibit 99.1
FOR IMMEDIATE RELEASE

SLEEP NUMBER ANNOUNCES RECORD FOURTH-QUARTER AND FULL-YEAR 2020 RESULTS

•Fourth-quarter net sales growth accelerated to 29% versus last year; full-year net sales increased 9% to $1.86 billion
•Full-year diluted EPS increased 81% versus the prior year to $4.90
•Generated a 48% increase in operating cash flows, and a trailing twelve-month ROIC of 25%
•Provides 2021 earnings outlook of at least $6.00 per diluted share, more than doubling EPS in two years

MINNEAPOLIS – (February 17, 2021) – Sleep Number Corporation (Nasdaq: SNBR) today reported results for the year ended January 2, 2021.
“In a year of challenge and change, our mission-driven team delivered exceptional results by leveraging the power of vertical integration, digitization and focusing on what matters most to our stakeholders,” said Shelly Ibach, President and Chief Executive Officer. “We broadened our sleep leadership and brand relevance with our revolutionary 360® smart beds as consumers’ increased their understanding of the link between proven quality sleep and wellbeing. With strong momentum in the first quarter and ongoing investments in sleep science-based innovations and digital technologies, we are well-positioned to generate sustainable profitable growth for years to come.”

Full Year Overview
•Net sales increased 9% to $1.86 billion in 2020, including a 6% comparable sales gain, 1.5 percentage points (ppt.) of growth from new stores and 2.5 ppt. of growth from the extra week
•Gross profit rate increased 40 basis points (bp) to 62.3% of net sales, despite significant disruption from COVID-19 in the second quarter
•Operating income increased 65% to $185 million, or 10.0% of net sales; increased 55% excluding the 53rd week
•Earnings per diluted share increased 81% to $4.90; increased 70% excluding the 53rd week
•Fiscal 2020 included a 53rd week, which we estimate added approximately $41 million in sales, $11.2 million in operating income and $0.30 of diluted earnings per share

Fourth Quarter Overview
•Net sales increased 29% to $568 million, including a 19% comparable sales gain, one ppt. of growth from new stores and 9 ppt. of growth from the additional week in the fourth quarter
•Operating income increased 126% to $75 million; increased 92% excluding the 53rd week
•Earnings per diluted share increased 167% to $2.19; increased 129% excluding the 53rd week

Cash Flows and Liquidity Review
•Generated a record $280 million in net cash from operating activities, up 48% versus last year, with operating free cash flows of $243 million, up 87% versus prior year
•Invested $37 million in capital expenditures and $228 million in SNBR share repurchases in 2020, including $190 million in the fourth quarter; more than $1 billion cash returned to shareholders over the past six years; $247 million remains under our share repurchase authorization
•Return on invested capital (ROIC) of 25% for the year, up 720 bp versus 2019 and more than three times our weighted average cost of capital
•Leverage ratio of 2.2x EBITDAR at the end of 2020, compared with 2.7x at the end of 2019; continue to operate with a targeted range of 2.5x to 3.0x EBITDAR

Financial Outlook
The company expects to generate full-year 2021 earnings per diluted share of at least $6.00, which is 30% higher than 2020 full-year results excluding the impact of the 53rd week. The outlook assumes an estimated effective income tax rate of approximately 23% (including an estimated $5 million of excess tax benefits related to stock-based compensation largely in Q1), compared to an effective tax rate of 20.9% for 2020. The company anticipates 2021 capital expenditures of $70 million to $75 million.

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 2 of 9
Conference Call Information
Management will host its regularly scheduled conference call to discuss the company’s results at 5 p.m. EST (4 p.m. CST; 2 p.m. PST) today. To access the webcast, please visit the investor relations area of the Sleep Number website at https://ir.sleepnumber.com. The webcast replay will remain available for approximately 60 days.

About Sleep Number Corporation
Individuality is our foundation at Sleep Number. Our purpose driven company is comprised of over 4,800 passionate team members who are dedicated to our mission of improving lives by individualizing sleep experiences. Our 360® smart beds provide each sleeper with adjustable, personalized comfort for proven quality sleep. We have improved over 13 million lives as we strive to improve society’s wellbeing through higher quality sleep.

Sleep science and data are the core of our innovations. Our award-winning 360 smart beds benefit from our proprietary SleepIQ® technology - learning from over 9 billion hours of highly accurate sleep data - to provide effortless comfort and individualized sleep health insights, including your daily SleepIQ® score.

For life-changing sleep, visit SleepNumber.com or one of our more than 600 Sleep Number® stores. More information is available on our newsroom and investor relations sites.

Forward-looking Statements
Statements used in this news release relating to future plans, events, financial results or performance are forward-looking statements subject to certain risks and uncertainties including, among others, such factors as current and future general and industry economic trends and consumer confidence; risks inherent in outbreaks of pandemics or contagious disease, including the COVID-19 pandemic and related consequences such as supply shortages, labor disruptions, and recommendations and/or mandates from federal, state and local authorities to close certain businesses or limit occupancy or operating hours; the effectiveness of our marketing messages; the efficiency of our advertising and promotional efforts; our ability to execute our Total Retail distribution strategy; our ability to achieve and maintain acceptable levels of product and service quality, and acceptable product return and warranty claims rates; our ability to continue to improve and expand our product line, and consumer acceptance of our products, product quality, innovation and brand image; industry competition, the emergence of additional competitive products and the adequacy of our intellectual property rights to protect our products and brand from competitive or infringing activities; claims that our products, processes, advertising, or trademarks infringe the intellectual property rights of others or do not comply with laws or regulations; availability of attractive and cost-effective consumer credit options; our lean manufacturing processes with minimal levels of inventory, which may leave us vulnerable to shortages in supply; our dependence on significant suppliers and third parties and our ability to maintain relationships with key suppliers or third-parties, including several sole-source suppliers or providers of services; rising commodity costs and other inflationary pressures; risks inherent in global sourcing activities, including tariffs, outbreaks of pandemics or contagious diseases, such as the COVID-19 pandemic, strikes and the potential for shortages in supply; risks of disruption in the operation of any of our main manufacturing facilities or assembly and distribution facilities; increasing government regulation; pending or unforeseen litigation and the potential for adverse publicity associated with litigation; the adequacy of our and third-party information systems to meet the evolving needs of our business and existing and evolving risks and regulatory standards applicable to data privacy and cybersecurity; the costs and potential disruptions to our business related to enhancing, patching, upgrading our information systems; the vulnerability of our and third-party information systems to attacks by hackers or other cyber threats that could compromise the security or accessibility of our systems, result in a data breach or disrupt our business; and our ability to attract, retain and motivate qualified management, executive and other key team members, including qualified retail sales professionals and managers. Additional information concerning these and other risks and uncertainties is contained in the company’s filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K, and other periodic reports filed with the SEC. The company has no obligation to publicly update or revise any of the forward-looking statements in this news release.

# # #

Investor Contact: Dave Schwantes; (763) 551-7498; investorrelations@sleepnumber.com
Media Contact: Julie Elepano; (414) 732-9840; julie.elepano@sleepnumber.com

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 3 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Fourteen Weeks Ended January 2, 2021	% of Net Sales	Thirteen Weeks Ended December 28, 2019	% of Net Sales
Net sales	$567,896	100.0%	$441,166	100.0%
Cost of sales	211,997	37.3%	165,052	37.4%
Gross profit	355,899	62.7%	276,114	62.6%
Operating expenses:
Sales and marketing	221,712	39.0%	198,123	44.9%
General and administrative	47,084	8.3%	35,490	8.0%
Research and development	12,511	2.2%	9,510	2.2%
Total operating expenses	281,307	49.5%	243,123	55.1%
Operating income	74,592	13.1%	32,991	7.5%
Interest expense, net	813	0.1%	2,619	0.6%
Income before income taxes	73,779	13.0%	30,372	6.9%
Income tax expense	12,420	2.2%	6,279	1.4%
Net income	$61,359	10.8%	$24,093	5.5%

Net income per share – basic	$2.28		$0.85

Net income per share – diluted	$2.19		$0.82

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	26,960		28,309
Dilutive effect of stock-based awards	1,100		1,047
Diluted weighted-average shares outstanding	28,060		29,356

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 4 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Operations
(unaudited – in thousands, except per share amounts)

	Fifty-Three Weeks Ended January 2, 2021	% of Net Sales	Fifty-Two Weeks Ended December 28, 2019	% of Net Sales
Net sales	$1,856,555	100.0%	$1,698,352	100.0%
Cost of sales	700,555	37.7%	646,429	38.1%
Gross profit	1,156,000	62.3%	1,051,923	61.9%
Operating expenses:
Sales and marketing	771,195	41.5%	766,922	45.2%
General and administrative	158,999	8.6%	137,956	8.1%
Research and development	40,910	2.2%	34,950	2.1%
Total operating expenses	971,104	52.3%	939,828	55.3%
Operating income	184,896	10.0%	112,095	6.6%
Interest expense, net	8,924	0.5%	11,587	0.7%
Income before income taxes	175,972	9.5%	100,508	5.9%
Income tax expense	36,783	2.0%	18,663	1.1%
Net income	$139,189	7.5%	$81,845	4.8%

Net income per share – basic	$5.03		$2.78

Net income per share – diluted	$4.90		$2.70

Reconciliation of weighted-average shares outstanding:
Basic weighted-average shares outstanding	27,665		29,472
Dilutive effect of stock-based awards	763		883
Diluted weighted-average shares outstanding	28,428		30,355

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 5 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Balance Sheets
(unaudited - in thousands, except per share amounts)
subject to reclassification

	January 2, 2021	December 28, 2019
Assets
Current assets:
Cash and cash equivalents	$4,243	$1,593
Accounts receivable, net of allowance for doubtful accounts of $1,046 and $898, respectively	31,871	19,978
Inventories	81,362	87,065
Prepaid expenses	20,839	15,335
Other current assets	43,489	36,397
Total current assets	181,804	160,368
Non-current assets:
Property and equipment, net	175,223	197,421
Operating lease right-of-use assets	314,226	327,017
Goodwill and intangible assets, net	72,871	73,226
Other non-current assets	56,012	48,011
Total assets	$800,136	$806,043
Liabilities and Shareholders’ Deficit
Current liabilities:
Borrowings under credit facility	$244,200	$231,000
Accounts payable	91,904	134,594
Customer prepayments	72,017	34,248
Accrued sales returns	24,765	19,809
Compensation and benefits	76,786	40,321
Taxes and withholding	23,339	22,171
Operating lease liabilities	62,077	59,561
Other current liabilities	60,856	53,070
Total current liabilities	655,944	594,774
Non-current liabilities:
Deferred income taxes	242	3,808
Operating lease liabilities	283,084	298,090
Other non-current liabilities	84,844	68,802
Total non-current liabilities	368,170	370,700
Total liabilities	1,024,114	965,474
Shareholders’ deficit:
Undesignated preferred stock; 5,000 shares authorized, no shares issued and outstanding	—	—
Common stock, $0.01 par value; 142,500 shares authorized, 25,390 and 27,961 shares issued and outstanding, respectively	254	280
Additional paid-in capital	—	—
Accumulated deficit	(224,232)	(159,711)
Total shareholders’ deficit	(223,978)	(159,431)
Total liabilities and shareholders’ deficit	$800,136	$806,043

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 6 of 9
SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Consolidated Statements of Cash Flows
(unaudited – in thousands)
subject to reclassification

	Fifty-Three Weeks Ended January 2, 2021	Fifty-Two Weeks Ended December 28, 2019
Cash flows from operating activities:
Net income	$139,189	$81,845
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	61,563	61,866
Stock-based compensation	21,813	16,657
Net loss (gain) on disposals and impairments of assets	247	(430)
Deferred income taxes	(3,566)	(1,014)
Changes in operating assets and liabilities:
Accounts receivable	(11,893)	4,817
Inventories	5,703	(2,183)
Income taxes	1,057	3,066
Prepaid expenses and other assets	(13,717)	(13,959)
Accounts payable	(16,755)	10,661
Customer prepayments	37,769	7,182
Accrued compensation and benefits	36,825	12,920
Other taxes and withholding	111	725
Other accruals and liabilities	21,315	7,007
Net cash provided by operating activities	279,661	189,160

Cash flows from investing activities:
Purchases of property and equipment	(37,100)	(59,239)
Proceeds from sales of property and equipment	55	2,615
Purchase of intangible assets	(1,973)	—
Net cash used in investing activities	(39,018)	(56,624)

Cash flows from financing activities:
Net (decrease) increase in short-term borrowings	(11,639)	26,357
Repurchases of common stock	(235,644)	(165,079)
Proceeds from issuance of common stock	9,602	7,190
Debt issuance costs	(312)	(1,023)
Net cash used in financing activities	(237,993)	(132,555)

Net increase (decrease) in cash and cash equivalents	2,650	(19)
Cash and cash equivalents, at beginning of period	1,593	1,612
Cash and cash equivalents, at end of period	$4,243	$1,593

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 7 of 9

SLEEP NUMBER CORPORATION
AND SUBSIDIARIES
Supplemental Financial Information
(unaudited)

	Fourteen Weeks Ended January 2, 2021	Thirteen Weeks Ended December 28, 2019	Fifty-Three Weeks Ended January 2, 2021	Fifty-Two Weeks Ended December 28, 2019
Percent of sales:
Retail	85.3%	90.8%	85.2%	91.8%
Online and phone	14.5%	9.0%	14.5%	7.6%
Wholesale/other	0.2%	0.2%	0.3%	0.6%
Total Company	100.0%	100.0%	100.0%	100.0%

Sales change rates:
Retail comparable-store sales[4]	12%	1%	(3%)	6%
Online and phone[4]	93%	16%	104%	12%
Total Retail comparable sales change[4]	19%	2%	6%	6%
Net opened/closed stores and 53rd week	10%	5%	4%	5%
Total Retail	29%	7%	10%	11%
Wholesale/other	25%	(56%)	(52%)	(24%)
Total Company	29%	7%	9%	11%

Stores open:
Beginning of period	596	602	611	579
Opened	10	12	30	59
Closed	(4)	(3)	(39)	(27)
End of period	602	611	602	611

Other metrics:
Average sales per store ($ in 000's) [1,4]	$3,052	$2,877
Average sales per square foot [1,4]	$1,051	$1,034
Stores > $2 million net sales [2,4]	67%	70%
Stores > $3 million net sales [2,4]	29%	30%
Average revenue per mattress unit [3]	$4,931	$4,945	$4,856	$4,865

1 Trailing twelve months Total Retail comparable sales per store open at least one year.
2 Trailing twelve months for stores open at least one year (excludes online and phone sales).
3 Represents Total Retail net sales divided by Total Retail mattress units.
4 Fiscal 2020 included 53 weeks, as compared to 52 weeks in fiscal 2019. The additional week in 2020 was in the fiscal fourth quarter. Total Retail comparable sales have been adjusted to remove the estimated impact of the additional week on the three and twelve months ended January 2, 2021.

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 8 of 9
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Earnings before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)
(in thousands)

We define earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA) as net income plus: income tax expense, interest expense, depreciation and amortization, stock-based compensation and asset impairments. Management believes Adjusted EBITDA is a useful indicator of our financial performance and our ability to generate cash from operating activities. Our definition of Adjusted EBITDA may not be comparable to similarly titled definitions used by other companies. The table below reconciles Adjusted EBITDA, which is a non-GAAP financial measure, to the comparable GAAP financial measure:

	Fourteen Weeks Ended January 2, 2021	Thirteen Weeks Ended December 28, 2019	Fifty-Three Weeks Ended January 2, 2021	Fifty-Two Weeks Ended December 28, 2019
Net income	$61,359	$24,093	$139,189	$81,845
Income tax expense	12,420	6,279	36,783	18,663
Interest expense	813	2,621	9,021	11,591
Depreciation and amortization	15,194	15,482	60,783	61,410
Stock-based compensation	6,259	4,623	21,813	16,657
Asset impairments	42	16	302	185
Adjusted EBITDA	$96,087	$53,114	$267,891	$190,351

Free Cash Flow
(in thousands)

	Fourteen Weeks Ended January 2, 2021	Thirteen Weeks Ended December 28, 2019	Fifty-Three Weeks Ended January 2, 2021	Fifty-Two Weeks Ended December 28, 2019
Net cash (used in) provided by operating activities	$(7,621)	$(672)	$279,661	$189,160
Subtract: Purchases of property and equipment	9,026	12,482	37,100	59,239
Free cash flow	$(16,647)	$(13,154)	$242,561	$129,921

Calculation of Net Leverage Ratio under Credit Facility
(in thousands)

	Fifty-Three Weeks Ended January 2, 2021	Fifty-Two Weeks Ended December 28, 2019
Borrowings under credit facility	$244,200	$231,000
Outstanding letters of credit	3,997	3,497
Finance lease obligations	650	756
Consolidated funded indebtedness	$248,847	$235,253
Capitalized operating lease obligations [1]	548,749	527,008
Total debt including capitalized operating lease obligations (a)	$797,596	$762,261

Adjusted EBITDA (see above)	$267,891	$190,351
Consolidated rent expense	91,458	87,835
Consolidated EBITDAR (b)	$359,349	$278,186

Net Leverage Ratio under credit facility (a divided by b)	2.2 to 1.0	2.7 to 1.0
1A multiple of six times annual rent expense is used as an estimate for capitalizing our operating lease obligations in accordance with our credit facility.

Note - Our Adjusted EBITDA and EBITDAR calculations, Free Cash Flow data and Calculation of Net Leverage Ratio under Credit Facility are considered non-GAAP financial measures and are not in accordance with, or preferable to, "as reported," or GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.

Sleep Number Announces Fourth-quarter and Full-year 2020 Results - Page 9 of 9
SLEEP NUMBER CORPORATION AND SUBSIDIARIES
Calculation of Return on Invested Capital (ROIC)
(in thousands)

ROIC is a financial measure we use to determine how efficiently we deploy our capital. It quantifies the return we earn on our invested capital. Management believes ROIC is also a useful metric for investors and financial analysts. We compute ROIC as outlined below. Our definition and calculation of ROIC may not be comparable to similarly titled definitions and calculations used by other companies. The tables below reconcile net operating profit after taxes (NOPAT) and total invested capital, which are non-GAAP financial measures, to the comparable GAAP financial measures:

	Fifty-Three Weeks Ended January 2, 2021	Fifty-Two Weeks Ended December 28, 2019
Net operating profit after taxes (NOPAT)
Operating income	$184,896	$112,095
Add: Rent expense [1]	91,458	87,835
Add: Interest income	97	3
Less: Depreciation on capitalized operating leases [2]	(24,001)	(22,358)
Less: Income taxes [3]	(59,387)	(42,592)
NOPAT	$193,063	$134,983

Average invested capital
Total deficit	$(223,978)	$(159,431)
Add: Long-term debt [4]	244,849	231,756
Add: Capitalized operating lease obligations [5]	731,664	702,680
Total invested capital at end of period	$752,535	$775,005

Average invested capital [6]	$773,413	$757,361

Return on invested capital (ROIC) [7]	25.0%	17.8%

1	Rent expense is added back to operating income to show the impact of owning versus leasing the related assets.
2
Depreciation is based on the average of the last five fiscal quarters' ending capitalized operating lease obligations (see note 5) for the respective reporting periods with an assumed thirty-year useful life. This life assumption is based on our long-term participation in given markets though specific retail location lease commitments are generally 5 to 10 years at inception. This is subtracted from operating income to illustrate the impact of owning versus leasing the related assets.

3	Reflects annual effective income tax rates, before discrete adjustments, of 23.5% and 24.0% for 2020 and 2019, respectively.
4	Long-term debt includes existing finance lease liabilities.
5
A multiple of eight times annual rent expense is used as an estimate for capitalizing our operating lease obligations. The methodology utilized aligns with the methodology of a nationally recognized credit rating agency.

6	Average invested capital represents the average of the last five fiscal quarters' ending invested capital balances.
7	ROIC equals NOPAT divided by average invested capital.

Note - Our ROIC calculation and data are considered non-GAAP financial measures and are not in accordance with, or preferable to, GAAP financial data. However, we are providing this information as we believe it facilitates analysis of the Company's financial performance by investors and financial analysts.
GAAP - generally accepted accounting principles in the U.S.